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                                                                   Exhibit 99(b)

                             STATEMENT UNDER OATH OF
           PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
       REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, James K. Vizanko, state and attest that:

    (1) To the best of my knowledge, based upon a review of the covered reports of ALLETE, Inc., and, except as corrected or supplemented in a subsequent covered report:

           - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

           - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

    (2) I have reviewed the contents of this statement with ALLETE's audit committee.

    (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

           - Annual Report on Form 10-K for the year ended December 31, 2001 of ALLETE;

           - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of ALLETE filed with the Commission subsequent to the filing of the Form 10-K identified above; and

           -  any amendments to any of the foregoing.



                                            Subscribed and sworn to
                                            before me this  5th day of
James K. Vizanko                            August 2002.
---------------------------------------
James K. Vizanko
Vice President, Chief Financial Officer
and Treasurer                                         Mary K. Johnson
                                            ------------------------------------
                                            Notary Public
Date:  August 5, 2002                       My Commission Expires: Jan. 31, 2005
     ----------------------------------

                               [Minnesota              MARY K. JOHNSON
                               State Seal]       NOTARY PUBLIC - MINNESOTA
                                             My Commission Expires Jan. 31, 2005